                                                                   Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-95799) of Video Network Communications, Inc. of our report dated March 6, 2001 relating to the financial statements, which appears in this Form 10-KSB.


PricewaterhouseCoopers LLP

Boston, MA
May 13, 2002